Exhibit 99.1

CME Group Inc. Shareholders and NYMEX Holdings, Inc. Shareholders and Class A Members Approve Acquisition

Companies Expect to Complete Transaction on August 22 as Previously Announced

CHICAGO and NEW YORK, Aug. 18 /PRNewswire-FirstCall/ — CME Group Inc. (NASDAQ: CME) and NYMEX Holdings, Inc. (NYSE: NMX) today announced that preliminary results indicate the shareholders of both companies have approved the proposed merger of CME Group and NYMEX Holdings, Inc. based on a review of the proxies voted at today’s special meetings by the parties’ respective proxy solicitors. In addition, preliminary results also show that NYMEX Class A members have voted to approve the related proposals in a separate member vote.

“We are pleased that shareholders of both exchanges have given their support for this transaction,” said CME Group Executive Chairman Terry Duffy. “The addition of NYMEX to CME Group creates an even stronger international company as we continue to grow our business globally and compete with exchanges and the over-the-counter market. The combination of these exchanges will create immediate and long-term value for our shareholders and customers as we are now the only exchange to offer access to every global benchmark product. On behalf of CME Group’s Board of Directors, I want to thank the shareholders, members and hard-working employees of both exchanges for their support throughout this process.”

“Today’s votes bring us one step closer to combining our two great exchanges which will allow us to deliver more value to our customers and shareholders,” said NYMEX Holdings, Inc. Chairman Richard Schaeffer. “We look forward to building on our shared legacies through product innovation and industry leadership to capitalize on the terrific growth opportunities we see in this global marketplace.”

“We are very pleased that our shareholders, members and customers have overwhelmingly supported and approved the combination of our two great companies,” said Craig Donohue, CME Group Chief Executive Officer. “Today’s approval provides us with tremendous new global growth opportunities in both listed and over-the-counter derivatives markets, and further enhances CME Group’s leading position in global financial markets. Following the closing of this transaction, which we expect to occur this Friday, we will begin executing our detailed integration plan to achieve significant cost synergies and operational efficiencies for our shareholders and customers. We also look forward to building our presence in New York City to support growth across all CME Group businesses.”

“We appreciate the support from our shareholders and members for combining these two great organizations. Our focus now is on further integrating our organizations and building on the success of our 2006 transaction processing agreement for continued growth and innovation,” said NYMEX Holdings, Inc. Chief Executive Officer James Newsome.

The companies anticipate the transaction to close on Friday, August 22. The combined companies will provide customers around the world with access to all major benchmark asset classes, including interest rates, equity indexes, foreign exchange, energy, agricultural commodities and metals.

About CME Group

CME Group (http://www.cmegroup.com/) is the world’s largest and most diverse derivatives exchange. Formed by the 2007 merger of the Chicago Mercantile Exchange (CME) and the Chicago Board of Trade (CBOT), CME Group serves the risk management needs of customers around the globe. As an international marketplace, CME Group brings buyers and sellers together on the CME Globex electronic trading platform and on its trading floors. CME Group offers the widest range of benchmark products available across all major asset classes, including futures and options based on interest rates, equity indexes, foreign exchange, agricultural commodities, and alternative investment products such as weather and real estate. CME Group is listed on NASDAQ under the symbol “CME.”

About NYMEX Holdings, Inc.

NYMEX Holdings, Inc. (NYSE: NMX) is the parent company of New York Mercantile Exchange, Inc., the world’s largest physical commodities exchange, offering futures and options trading in energy, metals and other contracts and clearing services for more than 400 off-exchange contracts. Through a hybrid model of open outcry floor trading and electronic trading on the CME Globex® electronic platform, as well as clearing off-exchange instruments through NYMEX ClearPort® Clearing, NYMEX offers crude oil, petroleum products, natural gas, coal, electricity, gold, silver, copper, aluminum, platinum group metals, emissions, and soft commodities contracts for trading and clearing virtually 24 hours each day. Further information about NYMEX Holdings, Inc. and the New York Mercantile Exchange, Inc. is available on the NYMEX website at http://www.nymex.com/.

The Globe logo, CME, Chicago Mercantile Exchange, CME Group, Globex and E-mini, are trademarks of Chicago Mercantile Exchange Inc. CBOT and Chicago Board of Trade are trademarks of the Board of Trade of the City of Chicago. These trademarks are used herein under license. All other trademarks are the property of their respective owners. Further information about CME Group and its products can be found at http://www.cmegroup.com/.

Additional Information

Forward Looking Statements

This press release may contain forward-looking information regarding CME Group Inc. (“CME Group”) and NYMEX Holdings, Inc. (“NYMEX Holdings”) and the combined company after the completion of the merger that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the business combination transaction involving CME Group and NYMEX Holdings, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on current beliefs, expectations, forecasts and assumptions of CME Group’s and NYMEX Holdings’ management which are subject to risks and uncertainties which could cause actual outcomes and result to differ materially from these statements. Other risks and uncertainties relating to the proposed transaction include, but are not limited to the satisfaction of conditions to closing; including receipt of shareholder, antitrust, regulatory and other approvals on the proposed terms and schedule; the proposed transaction may not be consummated on the proposed terms and schedule; uncertainty of the expected financial performance of CME Group following completion of the proposed transaction; CME Group may not be able to achieve the expected cost savings, synergies and other strategic benefits as a result of the proposed transaction or may take longer to achieve the cost savings, synergies and benefits than expected; the integration of NYMEX Holdings with CME Group’s operations may not be successful or may be materially delayed or may be more costly or difficult than expected; general industry and market conditions; general domestic and international economic conditions; and governmental laws and regulations affecting domestic and foreign operations.

For more information regarding other related risks, see Item 1A of CME Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Item 1A of NYMEX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and additional updates to these risks contained in our Quarterly reports. Copies of said 10-Ks and 10-Qs are available online at http://www.sec.gov/ or on request from the applicable company. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligation to disclose material information under the Federal securities laws, CME Group and NYMEX Holdings undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.

Important Merger Information

In connection with the merger transaction involving CME Group and NYMEX Holdings, CME Group has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on July 21, 2008 containing a definitive joint proxy statement/prospectus, as supplemented. This press release is not a substitute for the definitive joint proxy statement/prospectus, as supplemented, or any other documents CME Group and NYMEX Holdings have filed or will file with the SEC. Investors and security holders are urged to read the definitive joint proxy statement/prospectus, as supplemented, and any other relevant documents filed or to be filed by CME Group or NYMEX Holdings because they contain or will contain important information about the proposed transaction. The definitive proxy statement/prospectus, as supplemented, and other documents filed or to be filed by CME Group with the SEC are or will be available free of charge at the SEC’s Web site (http://www.sec.gov/) or from CME Group Inc., Attention: Shareholder Relations, 20 S. Wacker Drive, Chicago, Illinois 60606, (312) 930-1000 or NYMEX Holdings, Inc., Attention: Investor Relations, at One North End Avenue, World Financial Center, New York, New York 10282, (212) 299-2000.

CME Group and NYMEX Holdings and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from CME Group and NYMEX Holdings shareholders in respect of the proposed transaction. Information regarding CME Group and NYMEX Holdings’ directors and executive officers is available in their respective proxy statements for their 2008 annual meeting of stockholders. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.